Subsequent Events	6 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Approval of Dividends
On November 14, 2022 the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥16.0 per share of Common stock, totaling ¥197,131 million, that were payable on December 5, 2022 to the shareholders of record on September 30, 2022.
Repurchase and Cancellation of own shares
At the meeting of the Board of Directors of MUFG held on November 14, 2022, it was resolved to repurchase up to 300,000,000 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of its own shares for approximately ¥150 billion, in aggregate, from December 2, 2022 to January 31, 2023. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 300,000,000 shares, which represents the equivalent of 2.4% of the total number of common shares outstanding excluding its own shares, or of an aggregate repurchase amount of up to ¥150 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies. Also, on November 30, 2022, MUFG canceled 418,926,300 shares in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on May 16, 2022.

Sale of MUFG Union Bank and Investment in Shares of U.S. Bancorp
On December 1, 2022, the MUFG Group completed the Share Transfer and MUAH received from U.S. Bancorp cash ($5.5 billion (approximately ¥754.0 billion )) and the common stock of USB (approximately 44 million shares of USB common stock (approximate value was $2 billion (approximately ¥276.1 billion), representing approximately 3% of USB’s outstanding shares)) on the closing date, and will receive from USB an additional $3.5 billion (approximately ¥479.8 billion) in cash within five years of the closing date. The purchase price is subject to certain customary adjustments. Before the closing of the Share Transfer, MUFG Union Bank declared and paid a special dividend of approximately $4.6 billion (approximately ¥628.7 billion) to MUAH. Total transaction value on the closing date (including a special dividend received by MUAH) was approximately $15.6 billion (approximately ¥2,138.6 billion ).
The MUFG Group concluded that transferring MUFG Union Bank to USB, a major U.S. bank with a strong business foundation, would be the most appropriate decision that is expected to lead to providing higher quality financial services to customers and communities and unlock MUFG Union Bank’s potential franchise value. From the perspective of its optimization of management resources in the current medium-term business plan, the MUFG Group determined that the sale of MUFG Union Bank and the shift of focus to corporate transactions in the U.S. would help maximize shareholder value through increasing capital efficiency.
Both the MUFG Group and USB have entered into a Transitional Service Agreement and a Reverse Transitional Service Agreement with an aim for both MUFG Bank and MUFG Union Bank to be able to smoothly continue to provide high quality financial services even after the Share Transfer. MUFG Bank provides and receives certain services based on such agreements.
In addition, the corporate credit card business for GCIB business customers and certain Japanese customers is expected to be transferred to MUFG Bank, subject to certain conditions, including the receipt of regulatory approval.
See Note 2 for further information. Due to the timing of the transaction, the accounting for the sale, including the measurement of the sales gain or loss, has not yet been concluded and it will be recognized in the consolidated statements of operations for the fiscal years ending March 31, 2023.